UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):	March 2, 2006

Hecla Mining Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8491	82-0126240
(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200 Coeur d’Alene, Idaho	83815-9408
(Address of Principal Executive Offices)	(Zip Code)

(208) 769-4100
(Registrant’s Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

        On February 28, 2006 Hecla Ventures Corp. (a wholly-owned subsidiary of the Registrant) (collectively, “Hecla”) and Rodeo Creek Gold Inc., a wholly owned subsidiary of Great Basin Gold (collectively, “GBG”), amended the earn-in agreement relating to the development of the Hollister Development Block exploration project in Nevada (the “HDB”).

        The material terms of the original earn-in agreement are set forth in Exhibit 10.19 to the Registrant’s Registration Statement on Form S-1 filed on October 7, 2002, which is incorporated by reference as Exhibit 10.1 to this Current Report. The material terms of the amendment to the earn-in agreement are set forth in Exhibit 10.2 and incorporated by reference herein. The material terms of the amendment are summarized as follows:

  Hecla commits to complete and fund 100% of the remaining Stage 1 earn-in activities by March 31, 2007.
  Hecla and GBG will fund Stage 2 equally. Hecla will fund GBG’s share of any Stage 2 activities until Hecla delivers a feasibility study, at which time GBG will reimburse Hecla for GBG’s Stage 2 expenses. Stage 2 activities are those which consist primarily of the development of the HDB into a potential mining operation.
  If the decision is made to develop and operate a mine, Hecla must achieve commercial production by August 2, 2009, as a condition of earning a 50% working interest in the project.
  Hecla is entitled to the proceeds of the first 50,000 ounces of gold (or equivalent) up to the actual costs of Stage 1 activities plus 15%, not to exceed $25.07 million, from pre-production Stage 1 activities, thereafter any pre-production revenues will be shared 50/50.
  Hecla and GBG agree to terminate the pending litigation regarding interpretation of the earn-in agreement and execute mutual releases.

        On March 31, 2006 the Registrant issued a news release announcing the amendment to the earn-in agreement. A copy of the news release is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

10.1	Earn-in Agreement dated August 2, 2002, between Hecla Ventures Corp. and Rodeo Creek Gold Inc. Filed as exhibit 10.19 to the Registrant's Registration Statement on Form S-1 filed on October 7, 2002 (File No. 333-100395) and incorporated by reference.

10.2	Earn-in Agreement Amendment dated February 28, 2006, between Hecla Ventures Corp. and Rodeo Creek Gold Inc.*

99.1	News Release announcing amendment of earn-in agreement.*

* Filed herewith

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ Philip C. Wolf
Name: Philip C. Wolf
Title: Vice President and General Counsel

Dated:   March 2, 2006

EXHIBIT INDEX

Exhibit No.	Title

10.2	Earn-in Agreement Amendment dated February 28, 2006, between Hecla Ventures Corp. and Rodeo Creek Gold Inc.

99.1	News Release announcing amendment of earn-in agreement.